EXHIBIT 10.9

                       MASTER PURCHASE AND SALE AGREEMENT


         This MASTER PURCHASE AND SALE AGREEMENT (this "Agreement"), dated and effective as of the date set forth on the signature page of this Agreement, is made and entered into by and between AutoPrime, Inc., a Delaware corporation (the "Purchaser"), and the entity more particularly described on the signature page of this Agreement (the "Seller").

         WHEREAS, subject to the terms of this Agreement, Seller desires to sell, and Purchaser desires to purchase, from time to time, pools of retail installment sales contracts secured by first priority liens on automobiles and light-duty trucks (collectively, the "Contracts").

         NOW, THEREFORE, in consideration of the mutual premises and promises of the parties, the receipt and sufficiency of which are hereby acknowledged, and in reliance on the representations, warranties, covenants, and conditions contained herein, Purchaser and Seller agree as follows:

                                    ARTICLE I

                                   Definitions

         Whenever used herein, unless the context otherwise requires, the following words and phrases have the following meanings:

         Section 1.1 Amount Financed shall mean, as to any Contract, the purchase price of the Financed Vehicle and the related closing costs, as shown in the documentation evidencing such Contract, less any down payment previously paid on such Financed Vehicle.

         Section 1.2 Agreement shall mean this Master Purchase and Sale Agreement and all amendments and supplements hereto.

         Section 1.3 Annual Percentage Rate or APR shall mean, as to any Contract and at any time, the contractual rate of interest then being borne by such Contract, as determined therein.

         Section 1.4 Bill of Sale shall mean each bill of sale, in the form attached hereto as Exhibit A, delivered by Seller pursuant to Section 2.4 hereof.

         Section 1.5 Closing Date shall mean the date agreed by the parties and set forth on each Contract Schedule delivered in accordance with the terms of this Agreement, which is, as to any Pool of Contracts purchased hereunder, the date at which Purchaser purchases such Pool of Contracts from Seller in accordance with, and subject to, the terms and provisions of this Agreement.

         Section 1.6 Computer Tape shall mean the computer tapes, floppy disks, and/or print-outs generated by Seller that provide information relating to the Contracts.

         Section 1.7 Contract(s) shall mean the retail installment sales contracts secured by first priority liens on automobiles and light-duty trucks, delivered to Purchaser from time to time and described in a Contract Schedule. Each Contract includes, without limitation, all related security interests and any rights to receive payments which are received pursuant thereto from and after the related Cut-Off Date.

         Section 1.8 Contract File shall mean as to any Contract (a) the original copy of the Contract, (b) the original certificate of title for the related Financed Vehicle with the first lien granted in favor of Seller noted thereon, (c) any extension, modification, or waiver agreement(s) relating to such Contract, (d) all documents evidencing the existence of any Insurance

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Policies,  (e) the executed credit  application of Obligor,  (f) a credit report detailing the Obligor's credit history from a credit reporting service, and (g) copies of all other documentation regarding Obligor generated by Seller or executed by the Obligor.

         Section 1.9 Contract Schedule shall mean the list attached as Addendum I to each Bill of Sale delivered by Seller on each Closing Date pursuant to Section 2.4 and Section 2.5 hereof, identifying the Contracts to be purchased and sold on and as of such Closing Date, and which (a) identifies each Contract by contract number plus the name and address of the Obligor and (b) sets forth as to each Contract: (i) the original selling price of the Financed Vehicle, (ii) the make and model of each Financed Vehicle, (iii) the unpaid principal balance due on the Contract as of the related Cut-Off Date, (iv) the number of payments past due on the Contract as of the related Cut-Off Date, (v) the amount of each scheduled payment due from the Obligor, (vi) the APR, (viii) the final payment date, and (ix) the most recent payment date.

         Section 1.10 Credit Code shall mean those laws in effect in the State from time to time which govern the making and collection of motor vehicle installment sales contracts.

         Section 1.11 Cut-Off Date shall mean the date set forth on each Contract Schedule delivered in accordance with the terms of this Agreement, which is, as to any Contract purchased hereunder, the date as of which such Contract is offered by Seller for purchase, the date as of which such contract is actually accepted or deemed accepted by Purchaser for purchase, and the date as of which the corresponding Contract Schedule is based.

         Section 1.12 Electronic Ledger shall mean the electronic master record of the installment sale contracts or installments loans of Seller.

         Section 1.13 Financed Vehicle shall mean the Motor Vehicle, together with all accessions thereto, securing an Obligor's indebtedness under a Contract.







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         Section  1.14      Insurance  Policies shall mean all physical  damage,
comprehensive and collision, fire and theft insurance policies maintained by the Obligors with respect to the Financed Vehicles, the vendor's single interest insurance policy providing coverage upon repossession of a Financed Vehicle, and any credit life and disability insurance maintained by or on behalf of the Obligors and benefiting the holders of the Contracts.

         Section 1.15 Motor Vehicle shall mean a used automobile or light-duty truck.

         Section 1.16 Obligors shall mean each person, other than Seller, who is indebted under or has guaranteed a Contract or who has acquired a Financed Vehicle subject to a Contract.

         Section 1.17 Person shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, incorporated organization, or government or any agency or political subdivision thereof.

         Section 1.18 Pool shall mean each pool of Contracts delivered for purchase by Purchaser pursuant to Section 2.1 hereof.

         Section   1.19     Servicing   Agreement   shall  mean  the   Servicing
Agreement, dated the same date as this Agreement, executed between Seller, or Seller's affiliate, and Purchaser.

         Section 1.20 Servicing File shall mean all legal documents, accounting records and other items (including comments on collection efforts) maintained by or on behalf of Seller with respect to a Contract and not included in the Contract File therefor, and the Computer Tape and any other machine readable tapes, floppy magnetic diskettes, optical storage disks, or other computer memory containing same.

         Section 1.21 State shall mean the one or more local, state, or federal governmental jurisdictions in which the transactions described herein occur.

         Section  1.22      UCC shall mean the Uniform Commercial Code as now in
effect  in  the  relevant  State,  as  such  Uniform   Commercial  Code  may  be
subsequently amended.

                                   ARTICLE II

                         Purchase and Sale of Contracts

         Section 2.1 Purchase and Sale of Contracts. On the Closing Date, Seller shall sell, transfer, assign, and deliver to Purchaser, and Purchaser shall purchase, accept, and receive from Seller, a Pool of Contracts, subject to the terms of this Agreement. At any time after the Closing Date, Seller may, from time to time, submit additional Contracts or Pools of Contracts to Purchaser for purchase in accordance with, and subject to, the terms and provisions of this Agreement.

         Section 2.2        Conveyance and Delivery of Contracts.

         (a) With respect to each Contract actually purchased by Purchaser pursuant to this Agreement, Seller, on the Closing Date, shall sell, transfer, assign, endorse, set over, convey, and deliver to Purchaser all right, title, and interest of Seller in, to, and under:

                  (i) the Contracts accepted by Purchaser on such Closing Date, including all payments of principal and interest, lawful late charges, and other similar payments due thereon and accruing after the related Cut-Off Date, and all payments on the Contracts received prior to or after the related Cut-Off Date which have not been applied to the amounts due on the Contracts as of the related Cut-Off Date;

                  (ii) the liens and security interests created by the Contracts, and other rights of Seller arising out of such liens and security interests, in the Financed Vehicles;

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                  (iii)    the  interest  of  Seller,  if any, in all  Insurance
     Policies relating to the Financed Vehicles or the Contracts,

                  (iv)     all  documents  and  information  contained  in   the
Contract Files and the Servicing Files;

                  (v)      the Electronic Ledger; and

                  (vi)     all proceeds derived from any of the foregoing.

         (b) SELLER AND PURCHASER ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT IS AN AGREEMENT FOR THE PURCHASE AND SALE OF CONTRACTS ONLY AND IS NOT A LOAN TRANSACTION AND THAT NO TERM OR PROVISION CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED TO THE CONTRARY.

         Section 2.3       Purchase Price; Payments.

         (a) The purchase price for each Contract shall be the amount set forth on Addendum II to the Bill of Sale with respect to such Contract (the "Purchase Price"). Upon satisfaction of the conditions in Section 2.4 and Section 2.5 hereof with respect to each Contract, Purchaser shall pay the Purchase Price for such Contract to Seller.

         (b) For each Contract purchased by Purchaser, Purchaser shall be entitled to all payments on such Contract received on and after the related Cut-Off Date, including accrued interest. In addition, all payments on each Contract received by Seller prior to the related Cut-Off Date which (i) have not been applied to the amount due on such Contract as of the related Cut-Off Date and (ii) were not utilized to calculate the unpaid principal balance of such Contract, shall be the property of Purchaser and forwarded to Purchaser by Seller on the Closing Date or promptly thereafter when received by Seller.

         Section 2.4 Conditions to Effectiveness of Agreement; Deliveries at Closing. The effectiveness of this Agreement and all of Purchaser's obligations hereunder is subject to Purchaser having received on or before the Closing Date the following items (unless waived by Purchaser in writing), each of which shall be dated as of the Closing Date:

         (a) copies of appropriate resolutions of Seller certified by the Secretary of Seller (if Seller is a corporation), in the form of Exhibit B attached hereto, or other documentation of the authority of the Person executing all documents required hereunder on behalf of Seller authorizing Seller to enter into and perform this Agreement, each Bill of Sale, the Servicing Agreement and any and all other documents, obligations, and transactions contemplated hereunder and thereunder;

         (b)  an executed Servicing Agreement;

         (c) an executed incumbency certificate (if Seller is a corporation), in the form of Exhibit C attached hereto, or other evidence of the signatures of the representatives of Seller signing this Agreement, each Bill of Sale, and the Servicing Agreement;

         (d) an executed Owner's Agreement, in the form attached hereto as Exhibit D;

         (e) an executed Power of Attorney in the form attached hereto as Exhibit E;

         (f) an executed Bill of Sale conveying Seller's interest in the Contracts to be delivered on such Closing Date from Seller to Purchaser;

         (g) a UCC search in each jurisdiction requested by Purchaser, the results of which are satisfactory to Purchaser in Purchaser's sole discretion;


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         (h) a  title  report  issued  by a  reputable  title  reporting  agency approved by Purchaser with respect to each Financed Vehicle securing each of the Contracts purchased;

         (i) with respect to each Contract purchased, a copy of the Contract, all Insurance Policies, the Contract File, the Servicing File, the certificate of title or other document evidencing lien or security interests created by the Contract, and the Electronic Ledger; and

         (j) all other documents that may be requested by Purchaser.

         Section 2.5 Conditions to Subsequent Sales of Contracts. Purchaser's decision to purchase Contracts or Pools of Contracts which Seller may, from time to time, submit to Purchaser for purchase after the Closing Date pursuant to this Agreement shall be subject to the satisfaction of the conditions set forth in Sections 2.4(f), (g), (h), (i), and (j) with respect to each such Contract as of the applicable Cut-Off Date.

                                   ARTICLE III

                    Representations and Warranties of Seller

         Section 3.1 Representations and Warranties of Seller. Seller hereby represents and warrants to, and agrees and covenants with, Purchaser as of the Closing Date and each Cut-Off Date as follows:

         (a) Organization and Good Standing. Seller is duly organized and validly existing under the laws of its jurisdiction of incorporation or other formation, has the power to own its assets, including but not limited to the Contracts, and to transact business in the State in which it is currently engaged. Seller is duly qualified to do business and is in good standing in the State and in each other jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the purchase and sale of the Contracts requires such qualification and in which the failure so to qualify would have an adverse effect on the performance of Seller hereunder or the enforceability of any of the Contracts.

         (b) Authorization; Binding Obligations. Seller has all requisite power and authority to make, execute, and deliver this Agreement, to perform its obligations under this Agreement, and to effect all of the transactions contemplated to be performed by it under this Agreement, and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement and to consummate the transactions contemplated hereby. When executed and delivered, this Agreement will constitute the legal, valid, and binding obligation of Seller enforceable in accordance with its terms.

         (c) No Consent Required. Seller is not required to obtain the consent of any other party nor is any consent, license, approval, or authorization from, or registration or declaration with, the State or any governmental authority, bureau, or agency required in connection with Seller's execution, delivery, or performance of this Agreement, or, if required, Seller has previously obtained any such required consent, license, approval, authorization, registration, or declaration.

         (d) No Violations. The execution, delivery, and performance of this Agreement and the transactions contemplated hereby by Seller will not violate any provision of any existing law or regulation or any order or decree of any court of competent jurisdiction applicable to Seller or the charter or bylaws of Seller, or constitute a breach of any mortgage, indenture, loan agreement, or other contract to which Seller is a party or by which Seller may be bound.

         (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending or, to the knowledge of Seller, threatened against Seller or any of its properties, including specifically the Contracts, Financed Vehicles, or Insurance Policies, or with respect to this Agreement.

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         (f)  Sale  of  Contracts.  Each  sale  of  Contracts  pursuant  to this
Agreement shall be reflected on Seller's balance sheet and other financial statements as a sale of assets by Seller. Seller shall not take any action or omit to take any action which would cause the transfer of any Contract to Purchaser to be treated as anything other than a sale to Purchaser of all of Seller's right, title, and interest in and to such Contract.

         Section 3.2 Representations and Warranties as to Each Contract. Seller hereby makes the following representations and warranties as to each Contract or Pool of Contracts conveyed by it to Purchaser hereunder.

         (a) Characteristics of Contracts. The Contract (i) has been originated by Seller in the ordinary course of Seller's business and has been fully and properly executed by the parties thereto, (ii) is secured by a valid, subsisting, and enforceable first priority lien and security interest in favor of Seller in the Financed Vehicle, which lien and security interest are assignable by Seller to Purchaser, (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral securing such Contract, including the Financed Vehicle, (iv) provides for payments which fully amortize the Amount Financed over the original term and provide interest at the related APR over the term of the Contract, (v) provides for, in the event the Contract is prepaid, a prepayment that fully prepays the outstanding principal balance thereof and includes accrued and unpaid interest at least through the date of prepayment in an amount equal to the APR, and (vi) has not, as of the related Cut-Off Date, been modified as a result of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         (b) Contract Schedule. The information set forth in the Contract Schedule with respect to such Contract was true and correct as of the opening of business on the related Cut-Off Date, and the principal balance and the APR of the Contract as of the related Cut-Off Date have been accurately and correctly calculated in all documents within the related Contract File and is accurately and correctly shown on the Contract Schedule. All reports delivered to Purchaser by Seller regarding payments made by Obligor subsequent to the Cut-Off Date will be, when delivered, true and correct.

         (c) Down Payment. The down payment paid by the Obligor on each Contract was paid by such Obligor to Seller in the amount and form as set forth on each Contract.

         (d) Compliance with Law. The Contract and the sale of the related Financed Vehicle complied at the time it was originated or made, and will comply as of the Closing Date and the related Cut-Off Date, with all requirements of State law and any other applicable federal, state and local laws, and regulations thereunder, including, without limitation, laws relating to usury, the Federal Truth-In-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, Federal Reserve Board Regulations B, Z and AA, any state adaptations of the National Consumer Credit Protection Act, any state adaptations of the Uniform Consumer Credit Code, and, to the best of Seller's knowledge, any other applicable consumer credit, equal opportunity, and disclosure laws.

         (e)  Binding   Obligation.   The  Contract   constitutes  the  genuine,
bona-fide, valid, and binding obligation of the Obligor, enforceable by the holder thereof in accordance with its terms.

         (f) Solvency of Obligors. To Seller's knowledge, no voluntary or involuntary petition or complaint is pending by or against Obligor seeking bankruptcy of Obligor or the appointment of a receiver or trustee of Obligor, or of all or substantially all of the assets of Obligor; and no order, order for relief, judgment, or decree is pending or threatened seeking the appointment of a receiver or trustee of Obligor, or of all substantially all of the assets of Obligor.

         (g) No Government Obligor. The Obligor is not the United States of America or any State thereof, or any agency, department, political subdivision, or instrumentality of the United States of America or any State thereof.

         (h) Contracts in Force. The Contract has not been pledged, encumbered, satisfied, subordinated, waived, restricted, rescinded, or held to be invalid or


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unenforceable,  and the  Financed  Vehicle has not been  released  from the lien granted by the Contract in whole or in part nor has the Financed Vehicle been damaged to such degree that materially affects the value of the Financed Vehicle since the date of sale of the Financed Vehicle to Obligor.

         (i) No Amendment or Waiver. No provision of the Contract has been amended, waived, altered, or modified in any respect, except pursuant to a document, instrument, or writing included in the Contract File and reflected in the Electronic Ledger, and no such amendment, waiver, alteration, or modification causes such Contract or the lien and security interest granted by the Contract against the Financed Vehicle not to conform to the other representations and warranties contained in this Agreement, nor renders it invalid or unenforceable.

         (j) No Defenses. The Contract is not subject to any right of rescission, setoff, counterclaim, or defense including, without limitation, the defense or claim of usury, and the operation of any of the terms of the Contract, or the exercise of any right thereunder, will not render the Contract unenforceable in whole or in part or subject to any claim, cause of action, right of rescission, right of cancellation, setoff, counterclaim, or defense including, without limitation, the defense or claim of usury, and no such claim, cause of action, right of rescission, right of cancellation, setoff, counterclaim, or defense has been asserted by Obligor with respect thereto.

         (k) No Liens. There are no undisclosed liens or claims, including liens for work, labor, materials, or unpaid state or federal taxes relating to the Financed Vehicle, that are or may be liens prior to, equal to, or subordinate to the lien granted by the Contract against the Financed Vehicle.





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         (l) No Default.  Except for payment  delinquencies  of which Seller has
notified  Purchaser  in  writing,  no  default,  breach,   violation,  or  event
permitting acceleration under the terms of the Contract exists, and no continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation, or event permitting acceleration under the terms of the Contract exists, and Seller has not waived any of the foregoing.

         (m) Good Title. Neither the Contract nor any of Seller's interests therein has been sold, assigned, hypothecated, pledged, or otherwise conveyed by Seller to any person other than Purchaser and, immediately prior to the transfer and assignment herein contemplated, Seller (i) had good and marketable title to the Contract free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest, or other right or title of any third party, (ii) was the sole owner and holder of the Contract and all rights thereunder, and (iii) had full right, power, and authority to transfer and assign the Contract to Purchaser. Immediately upon the transfer and assignment of the Contract to Purchaser, Purchaser shall have good and marketable title to the Contract, free and clear of any encumbrance, equity, lien, pledge, charge, claim, security interest, or other right or title of any other Person and the transfer will be valid and enforceable under the laws of the State.

         (n) Lawful Assignment. The Contract has not been originated in, and is not subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Contract hereunder to Purchaser or pursuant to which transfers of the Contracts to Purchaser are unlawful, void, or voidable.

         (o) All Filings Made. All filings, including UCC filings, necessary in any jurisdiction to give Purchaser an ownership interest (or a first priority perfected security interest) in the Contract have been made.

         (p) One Original. There is only one original executed Contract and related certificate of title, which has been conveyed, endorsed, and delivered by Seller to Purchaser.

         (q) No Fraud or Misrepresentations. The Contract was originated without any conduct constituting fraud or misrepresentation, failure of consideration, or forgery or alteration.

         (r) Possession. On the related Closing Date, Purchaser will receive possession of the original Contract and the related Contract File, and there are and there will be no agreements in effect adversely affecting the right or ability of Seller to make, or cause to be made, any delivery required hereunder.

         (s) Bulk Transfer Laws. The transfer, assignment, and conveyance of the Contract and the Contract Files by Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (t) Taxes. All ad valorem, excise, and other taxes of any nature or description whatsoever and all recording fees and title transfer costs relating to the Contracts and the Financial Vehicles have been paid in full by Seller.

         (u) Information. All financial statements, tax returns, journals, ledgers, and other information furnished to Purchaser in connection with the purchase of the Contracts was or will be at the time furnished true and correct in all respects, and Seller has not made any untrue statement of material fact or omitted to state any material fact to Purchaser or any of its officers and agents in connection with the purchase of the Contracts by Purchaser. No material adverse change has occurred in the business, prospects, profits, properties, operations, or condition, financial or otherwise, except as disclosed to Purchaser in such delivered information.

         (v) No Assignment. Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or payments due under any Contract that is senior to, equal with, or subordinate to that of Purchaser.

         (w) Characteristics. The Contracts in each Pool had the following characteristics as of the related Cut-Off Date: (i) each Contract is a retail


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installment  sales contract for the purposes of used Financed Vehicle  statutes;
and (ii) none of the Financed Vehicles securing the Contracts has been titled as salvaged, reconditioned, or reconstructed Motor Vehicles.

         (x) Computer Tape. The Computer Tape relating to the Pool made available by Seller was complete and accurate as of the related Cut-Off Date and includes a description of the same Contracts that are described in the Contract Schedule.

         (y) Marking Records. On or before the Closing Date, Seller will have caused the portions of the Electronic Ledger relating to the Contracts to be purchased as of the related Cut-Off Date to be clearly and unambiguously marked to show that such Contracts are owned by Purchaser and, upon Purchaser's request, shall provide Purchaser with evidence of such marking.

         (z) Other. Without limiting any of the foregoing, Seller further represents and warrants as to each Contract the following: (i) the Contract is in form and substance in compliance with all applicable governmental requirements; (ii) the Contract is the only instrument executed for the purchase of the property described therein and is and will continue to be free from defenses, offsets and counterclaims; (iii) all statements contained in each Contract are true and correct and the unpaid balance as shown therein is correct; (iv) any down payment in any Contract has been made in cash and not its equivalent unless otherwise stated in each Contract; (v) no part of the down payment described in any Contract and reflected as paid has been loaned or given directly or indirectly by Seller to Obligor; (vi) the Financed Vehicle described in the Contract has been delivered; (vii) each sale evidenced by said Contract was completed in accordance with governmental requirements affecting such sale, including, but not limited to, the Federal Truth-in-Lending Act, the Magnuson and Moss Warranty Federal Trade Commission Improvement Act and Warrant Act, Federal Equal Credit Opportunity Act, The Federal Trade Commission Act, and all applicable state and local laws and regulations; (viii) all required disclosures to Obligor were made in accordance with all governmental requirements; (ix) the Obligor in each Contract had the legal capacity to enter into said Contract; and
(x) the names and signatures on each Contract are not forged, fictitious or assumed and are true and correct.

                                   ARTICLE IV

                               Covenants of Seller

         Seller hereby agrees to keep, perform, and fully discharge the following covenants and agreements:

         Section 4.1 Effecting and Perfecting Each Sale of Contracts. At the request of Purchaser, Seller will, at Seller's expense, promptly:

                  (i)      take   or  cause  to  be  taken  any  further  action
necessary or appropriate to effect and perfect each sale and conveyance of each Contract made hereunder;

                  (ii) execute or cause to be executed such documents and instruments as are necessary or appropriate to effect and perfect each sale and conveyance of each Contract made hereunder;

                  (iii) obtain from third parties all documents, instruments, waivers, and releases necessary, and to take all other actions requested by Purchaser, to facilitate each sale and conveyance of each Contract made hereunder; and

                  (iv) execute a notice letter to the Obligors informing them of the existence of this transaction and the sale and assignment of the applicable Contract, and Seller hereby grants Purchaser the authority to mail such notice letter to, or otherwise contact, Obligors informing them of the existence of this transaction and the sale and assignment of the applicable Contract.


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

         Without limiting the generality of the foregoing, at Purchaser's request, Seller will send appropriate notices of the transfer of the Contracts to insurers under the Insurance Policies covering the Financed Vehicles securing the Contracts and will send appropriate notices to the Obligors under the Contracts.

         Section 4.2 Certificate of Title. Seller has delivered and assigned to Purchaser the original certificate of title with respect to each Financed Vehicle that is the subject of each Contract purchased by Purchaser hereunder, and Seller will not request any governmental agency to issue or cause to be issued any copy of such certificate of title, except upon the written request of Purchaser. If a temporary certificate of title has been obtained and delivered to Purchaser, Seller will promptly obtain a permanent certificate of title, reflecting Seller's lien, and deliver it to Purchaser as soon as it is obtained.

         Section 4.3 No Future Lien. After the sale to Purchaser of any Contract, Seller will not create or cause to be created any lien or claim that is prior to or equal to the lien granted by the Contract against the Financed Vehicle, including a lien for any work, labor, materials, or unpaid state or federal taxes relating to a Financed Vehicle.

         Section 4.4 Replacement and Repurchase of Contracts. Seller will perform or cause to be performed the replacement and repurchase obligations set forth in Article V of this Agreement.

         Section 4.5 Relocation of Principal Executive Office. Seller shall give Purchaser at least thirty (30) days prior written notice of any relocation of its principal executive office and if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, Seller shall execute and deliver to Purchaser such amended or replacement financing statement.

         Section 4.6 Notice of Breach. Seller covenants and agrees to give Purchaser prompt written notice upon discovery of a breach of any representation, warranty, or covenant of this Agreement and upon the discovery of any delinquency in the payment of unpaid principal and interest on any Contract by Obligor.

                                    ARTICLE V

                     Repurchase and Replacement of Contracts

         Section 5.1 Repurchase and Replacement Obligation. Upon the occurrence of a Triggering Event (as defined below), Seller agrees to replace or repurchase any of the Contracts subject to such Triggering Event in the manner and within the time period as provided in this Article V.

         Section 5.2 Replacement of Contracts. Upon the occurrence of a Triggering Event, Seller may elect to replace any Contract by delivering to Purchaser a replacement contract (a "Replacement Contract"), which is acceptable to Purchaser, within the time specified in this Article V. The Replacement Contract delivered by Seller must be secured by a first priority lien on an automobile and/or light-duty truck and must contain an equivalent pay-off amount as of the date of exchange, the same term, the same APR, and such other terms and provisions acceptable to Purchaser. To the extent Purchaser, in its sole discretion, accepts a Replacement Contract with a term, APR, or pay-off amount that varies in any way from that of the Contract to be replaced, the resulting yield on the investment for Purchaser must be equivalent. Seller will pay to Purchaser, or vice versa, an amount at the date of exchange which will make the exchange exact as to value and yield. Seller shall reimburse Purchaser for any and all expenses incurred by Purchaser with respect to any Contract replaced in accordance with this Article V. The decision to accept or reject a Replacement Contract is in the Purchaser's sole discretion, and Purchaser is under no obligation to accept a Contract offered by Seller as a replacement. If Purchaser does not accept the Replacement Contract, Seller must repurchase the delinquent Contract from Purchaser pursuant to Section 5.5 hereof.

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


         Section 5.3 Manner of Replacement. If Purchaser accepts the Replacement Contract offered by Seller, Seller shall promptly deliver to Purchaser the Contract File related to the Replacement Contract, together with the documents required to be delivered pursuant to Section 2.5 hereof. Upon receipt by Purchaser of each of the foregoing (unless receipt of any is expressly waived by Purchaser), Purchaser shall promptly deliver to Seller the Contract to be replaced, the Contract File related to the Contract to be replaced, and all other documents in the possession of Purchaser related to the Contract to be replaced.

         Section 5.4 Continuing Obligations of Seller on Replacement Contracts. Seller agrees and acknowledges that the representations, warranties, covenants, and other obligations of Seller arising under this Agreement with respect to all Contracts shall continue and be enforceable with respect to any such Replacement Contracts, including, but not limited to, the obligations and conditions of Seller contained in Article II, the representations and warranties contained in Article III hereof, the covenants of Seller contained in Article IV hereof, and the repurchase and replacement obligations contained in this Article V.

         Section 5.5 Repurchase of Contracts. Upon the occurrence of a Triggering Event, Seller may elect to repurchase any Contract within the time specified in this Article V. The purchase price for the Contract to be repurchased shall be the payoff amount on the Contract plus all accrued and unpaid interest thereon, less one-half of the unearned discount on the Contract at the date of exchange. In addition, Seller shall reimburse Purchaser for any and all expenses incurred by Purchaser with respect to such Contract. Upon the receipt by Purchaser of the repurchase price together with any expenses as set forth in this Section 5.5, Purchaser shall promptly deliver to Seller the Contract to be repurchased, the Contract File related to the repurchased Contract, and all other documents in the possession of Purchaser related to the repurchased Contract.

         Section 5.6 Triggering Events. For purposes of this Article V, a Triggering Event shall mean:

         (a) a breach by Seller of any representation, warranty, or covenant contained in this Agreement and such breach has not been cured in all material respects within five (5) days of Seller's receipt of notice of such breach from Purchaser; or

         (b) if any payment due under any Contract becomes delinquent for a period of thirty (30) days or more.

         Section 5.7 Timing of Seller's Repurchase and Replacement Obligations. Seller must complete its repurchase and replacement obligations pursuant to this Article V within five (5) days of the expiration of the cure period set forth in Section 5.6(a) or within ten (10) days following the date at which a Contract becomes delinquent for thirty (30) days as set forth in Section 5.6(b).

         Section 5.8 Right and First Option to Purchase or Exchange Contracts. Seller hereby agrees that in the event and during such time of a default by Seller under the terms of this Agreement, including, without limitation, the failure of Seller to timely repurchase or replace any Contract pursuant to this Article V, then, in such event, Seller will not sell, assign, encumber, or otherwise transfer or dispose to any third party any retail installment sales contract owned by Seller and secured by first priority liens on automobiles and light-duty trucks unless Seller first offers such contract to Purchaser either for (a) purchase at a price to be calculated in accordance with the terms of this Agreement or (b) exchange in accordance with Section 5.2, with such election to be made by Purchaser in Purchaser's sole discretion. Purchaser will have five (5) business days following the presentment of any contracts by Seller to exercise the right and first option granted hereunder. If Purchaser notifies Seller of its intent not to purchase or exchange such contracts or if Purchaser fails to notify Seller of its intention within such five (5) day period, Seller may sell, assign, encumber, or otherwise transfer or dispose of such contracts to any third party. Seller agrees and acknowledges that the representations, warranties, covenants, and other obligations of Seller arising under this Agreement with respect to all Contracts shall continue and be enforceable with respect to any contracts purchased or exchanged by Purchaser pursuant to this Section 5.8, including, but not limited to, the obligations and conditions of Seller contained in Article II, the representations and warranties contained in Article III hereof, the covenants of Seller contained in Article IV hereof, and the repurchase and replacement obligations contained in this Article V.

                                   ARTICLE VI

                                 Indemnification

         Seller hereby agrees to protect, defend, indemnify, and hold Purchaser and its assigns and their respective attorneys, accountants, employees, agents, officers, and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to, or arising out of this Agreement and the transactions contemplated hereby including, without limitation, those resulting from, relating to, or arising out of (a) the inaccuracy, nonfulfillment, or breach of any representation, warranty, covenant, or agreement made by Seller herein or in the documents described in Section 2.4 or Section 2.5 hereof, (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant, or agreement made by Seller herein or in the documents described in Section 2.4 or Section 2.5 hereof, (c) any actions or omissions of Seller or any employee or agent of Seller, or any negligent, reckless or willful misconduct of Seller or any employee or agent of Seller, occurring prior to the Cut-Off Date with respect to any Contract or the Financed Vehicle, or (d) the violation or claim of violation of any of the State's laws by Seller or any person acting for or on behalf of Seller.

                                   ARTICLE VII

                            Miscellaneous Provisions

         Section 7.1 Amendment. This Agreement may be amended from time to time by Seller and Purchaser only by written agreement signed by Seller and Purchaser.

         Section 7.2. Disputes. In the event of a dispute regarding the terms of this Agreement, the breach of any representation or warranty contained herein, or any matter arising hereunder, if Seller and Purchaser cannot otherwise agree, the matter shall be submitted to binding arbitration under the Commercial Rules of the American Arbitration Association before an independent qualified expert in Dallas, Texas. Purchaser and Seller agree that an arbitrator may, in addition to any other remedy at law or equity, award punitive, consequential, or special damages against a party for any claim, controversy, or dispute arising under or in any way relating to this Agreement, whether arising in equity, contract, or tort (including, without limitation, any claim for fraud or negligence).

         Section 7.3 Injunctive Relief; Specific Performance. Notwithstanding the foregoing terms of Section 7.2, Purchaser and Seller acknowledge and agree that the failure of any party to perform its agreements and covenants under this Agreement will cause irreparable injury to the other party for which damages, even if available, will not be an adequate remedy.

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

Accordingly, each party hereby consents and agrees to the issuance of injunctive relief by any court of law of competent jurisdiction (a) in the event of a dispute regarding the terms of the Agreement, the breach of any representation, warranty, or covenant contained in the Agreement, or any other dispute, controversy, or claim between the Purchaser and Seller arising under or in any way related to the Agreement or the transactions contemplated thereby or (b) to compel specific performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations under this Agreement.

         Section 7.4 Remedies. Purchaser and Seller agree that (a) all rights and remedies under this Agreement are cumulative and that no election or exercise of any right or remedy will be deemed an exclusion of any other right or remedy and (b) unless expressly stated, no right or remedy under this Agreement will be deemed a limitation on any other right or remedy.

         Section 7.5 Further Assurances. In order to facilitate enforcement of Purchaser's rights hereunder with respect to any Contract and Financed Vehicle, Seller shall, promptly after the request by Purchaser or its assigns, and at Seller's expense, do and perform or cause to be done and performed every reasonable act and thing necessary or advisable to carry out to the intent of this Agreement (including, without limitation, ensuring that Purchaser has the right and ability to enforce payment and performance of the Contracts). Seller hereby grants an irrevocable power of attorney coupled with an interest to Purchaser for the specific purpose of exercising all rights and remedies Seller would have with respect to the Contracts, titles to motor vehicles serving as collateral, and the Financed Vehicles securing them, but for sale of the Contracts to Purchaser. Seller hereby authorizes Purchaser to send the notice letter to Obligors informing them of the existence of this transaction and the assignment of the applicable Contract.

         Section 7.6 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one and the same Agreement.

         Section 7.7 Survival. The obligations of Seller and Purchaser under this Agreement, including, but not limited to, the representations and warranties set forth in Article III, the covenants set forth in Article IV, the repurchase and replacement obligations set forth in Article V, and the obligations of Seller contained in Article VI shall survive the sale of Contracts to Purchaser.

         Section 7.8 Notices. All demands, notices, and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, delivered by a national overnight delivery service, or mailed by first class mail, postage prepaid, to the address of each party set forth on the signature page of this Agreement, which address is the principal place of business of such party unless otherwise indicated.

         Section 7.9 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 7.10 No Partnership. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

         Section 7.11 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to the conflict of laws principles thereof. This Agreement is performable in Dallas County, Texas, which is proper venue for all legal proceedings. Each of the parties expressly consents to the personal jurisdiction of the courts of the State of Texas.

         Section 7.12 Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon Seller and Purchaser and their respective successors and assigns; provided, however, that this Agreement may not be assigned by Seller without the prior written consent of Purchaser. Purchaser may sell, assign, hypothecate, pledge, or otherwise convey this Agreement or any Contract purchased hereunder without the prior written consent of Seller.

         Section 7.13. Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred to secure performance of any obligations under the Agreement, or to establish damages for the breach thereof or to obtain any other appropriate relief at law or equity, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

         IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed and delivered by its duly authorized officers or representatives on this 12th day of January, 1999.

SELLER:                                           PURCHASER:
------                                            ---------
AutoCorp. Financial Services, Inc.                AutoPrime, Inc.


By:  /S/  Charles Norman                          By:  /S/ Thomas A. Hanson
     -------------------------------                   ------------------------
Title:  President                                 Title:  Director of Marketing
Address:  5949 Sherry Lane                        Address:  200 Crescent Court
          Suite 525                                         Suite 1900
          Dallas, Texas  75225                              Dallas, Texas  75201



STATE OF TEXAS

COUNTY OF DALLAS

         The foregoing instrument was acknowledged before me this 12th day of January, 1999 by Charles Norman, President of AutoCorp Financial Services, Inc., a Texas corporation.

                                                       /S/ Joan M. Simpson
                                                       ------------------------
                                                       Notary Public in and for
                                                       said County and State
My commission expires:  10-16-2001

         (SEAL)



STATE OF TEXAS

COUNTY OF DALLAS

         The foregoing instrument was acknowledged before me this 12th day of January, 1999 by Thomas A. Hanson, Director of Marketing of AutoPrime, Inc., a Delaware corporation.


My commission expires:  10-16-2001                  /S/ Joan M. Simpson
                                                    -------------------------
                                                    Notary Public in and for
         (SEAL)                                     said County and State


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